UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2008

SONUS PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-21243	95-4343413
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

1522 217th Place S.E., Bothell, Washington 98021

(Address of principal executive offices)

(425) 487-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

Sonus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), issued a press release on July 17, 2008, announcing that the Company received a notice from the NASDAQ Listing Qualifications Panel (the “NASDAQ Panel”) on July 16, 2008 indicating that the NASDAQ Panel has determined to grant the Company’s request to continue the listing of its securities on The NASDAQ Global Market.  The press release is attached as Exhibit 99.1 hereto.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release issued by Sonus Pharmaceuticals, Inc. on July 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS PHARMACEUTICALS, INC.

Date: July 18, 2008	By:	/s/ Alan Fuhrman
Alan Fuhrman
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Sonus Pharmaceuticals, Inc. on July 17, 2008.